Subsequent Events	6 Months Ended
Mar. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Note 16 — SUBSEQUENT EVENTS

On June 15, 2026, the Company entered into a loan agreement with Zhejiang Wenzhou Lucheng Rural Commercial Bank (“Lucheng RCB”) to obtain a loan of $413,411 (RMB3.000,000) for a term of one year at a fixed annual interest rate of 4.8%. CEO and his spouse provided personal guaranty for the repayment of the loan.

On July 21, 2025, the Company closed the disposal of its 100% owned subsidiary Gongyu Education and its subsidiaries (details refer to Note 4).

On July 30, 2025, the Company completed the share purchase transaction with the original shareholders of Zhejiang Oulong Cultural and Tourism Industry Development Co., Ltd. (details refer to Note 5).

From April 1, 2025 to August 8, 2025, the Investors delivered conversion notices related to the Note for an aggregate principal amount of $305,433. The Company issued an aggregate of 170,101 Class A ordinary shares to the Investors.